[Exhibit 10.2 - Form of Subscription Agreement]

THE SECURITIES OF MANUFACTURERS MARKETING GROUP, INC. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THERE ARE RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED IN THIS SUBSCRIPTION AGREEMENT.

THE PURCHASE OF SECURITIES OF MANUFACTURERS MARKETING GROUP, INC. INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF LOSS OF THEIR ENTIRE INVESTMENT.

                       MANUFACTURERS MARKETING GROUP, INC.

                                  COMMON STOCK
                             SUBSCRIPTION AGREEMENT


Dated:
       -----------------------------

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NAME AND ADDRESS OF SUBSCRIBER        AMOUNT OF INVESTMENT

                                      Aggregate Price $____________________

                                      Per Share Price $ $1.00
                                                       --------------------

                                      NUMBER OF SHARES PURCHASED

                                      -------------------------------------


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      COMMON STOCK SUBSCRIPTION AGREEMENT, dated as of the date specified above, by and between MANUFACTURERS MARKETING GROUP, INC., a Nevada corporation (the "Company"), and the subscriber named above (the "Subscriber").

                                   BACKGROUND

      The Company is seeking to raise capital through an offering (the "Offering") of shares of its Common Stock, $0.0001 par value per share (the "Common Stock"), and the Subscriber desires to irrevocably subscribe in the Offering for the number of shares specified above.

            NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the parties hereto hereby agree as follows:

1. SUBSCRIPTION. Subject to the terms and conditions hereof, the Subscriber hereby subscribes for such number of shares of Common Stock as indicated in the box above under "Number of Shares Purchased" and hereby irrevocably tenders two copies of this Subscription Agreement plus the amount specified under "Aggregate Price" set forth in the box above by wire transfer of immediately available funds or, if agreed to by the Company, by check payable to the order of "MANUFACTURERS MARKETING GROUP, INC." or by such other means as agreed to by the Company (collectively, the "Subscription Documents"). Tender of the Subscription Documents shall be made by delivery of the same to the Company.

2. ACCEPTANCE OF SUBSCRIPTION. It is understood and agreed that the Company shall have the right to accept or reject this subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when a counterpart of this Subscription Agreement is signed by a duly authorized representative of the Company.

3. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber hereby represents and warrants to, and covenants and agrees with, the Company as follows:

         (a) The Subscriber has adequate means of providing for his/her current needs and possible personal contingencies, the Subscriber anticipates no need now or in the foreseeable future to sell the Common Stock for which the Subscriber hereby subscribes and the Subscriber can afford the loss of the Subscriber's entire investment in the Company.

         (b) The Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision.

         (c) The Subscriber and such other persons as the Subscriber submits in writing to the Company will be the only owners, beneficial or otherwise, of the Common Stock being subscribed for hereby.

         (d) The Subscriber has received, and read, and is familiar with, the Risk Factors set forth in the Limited Offering Memorandum that accompanies this Agreement and the Subscriber confirms that all documents, records and books pertaining to the Subscriber's proposed investment in the Company have been made available to the Subscriber. The Subscriber is aware that no federal or state agency has passed upon the Common Stock or made any finding or determination concerning the fairness of this investment.

         (e) The Subscriber has had an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this investment, and all such questions have been answered to the full satisfaction of the Subscriber. The Subscriber understands that no person other than the Company has been authorized to make any representation and if made, such representation may not be relied on unless it is made in writing and signed by the Company. The Company has not, however, rendered any investment advice to the Subscriber with respect to the suitability of an investment in the Common Stock.

         (f) The Subscriber is acquiring the Common Stock for the Subscriber's own account, for investment purposes only, not for the account of any other person, and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting participations therein in a manner which would require registration under the Securities Act of 1933, as amended (the "Securities Act"). The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Common Stock.

         (g) The Subscriber is aware that the Common Stock has not been registered under the Securities Act or any state securities or "blue sky" laws, that the Common Stock will be issued on the basis of Regulation D promulgated under the Securities Act, that the terms of this offering have not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based, in part, upon the truth, completeness and accuracy of the representations made by the Subscriber in this Agreement. In this connection, the Subscriber understands that it is the position of the Securities and Exchange Commission (the "SEC") that the statutory basis for such exemption would not be present if the Subscriber's representation merely meant that its present intention was to hold such securities for a short period, such as the


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


capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with the Subscriber's representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

      (h) The Subscriber represents that it has been called to the Subscriber's attention both in the Risk Factors and by those individuals with whom the Subscriber has dealt in connection with the Subscriber's investment that this investment in the Company involves a high degree of risk.

      (i) The Subscriber has received no representations or warranties from the Company other than those furnished in writing and signed by the Company.

      (j) The Subscriber:

            (i) if a corporation, partnership, trust or other form of business entity:

                  (A) is authorized and otherwise duly qualified to purchase and hold the Common Stock;

                  (B) represents that the investment into the Common Stock will not result in any breach of or violation of the terms or provisions of, or constitute a default under, the certificate of incorporation, by-laws or other charter document of such entity or any indenture or other agreement or instrument by which the entity or its property is bound, or violate any applicable law, administrative regulation or court decree; and

                  (C) represents that such entity has its principal place of business as set forth on the signature page hereof and that such entity has not been formed for the specific purpose of acquiring the Common Stock. If the Subscriber is one of the aforementioned entities, it hereby agrees to supply any additional written information that may be required.


            (ii) if an individual,

                  (A) has the capacity to purchase and hold the Common Stock and represents that the investment into the Common Stock will not result in any breach of, or violation of the terms or provisions of, or constitute a default under, any indenture or other agreement or instrument by which the Subscriber or the Subscriber's property is bound, or violate any applicable law, regulation or court decree;

                  (B) has obtained such tax advice that Subscriber has deemed necessary; and

                  (C) represents that the Subscriber's residence is as set forth on the signature page hereof.

      (k) All of the information that the Subscriber has heretofore furnished and which is set forth in the Investor Questionnaire with respect to the Subscriber's financial position and business status is correct and complete as of the date of the Subscription Agreement and, if there should be any material change in such information prior to the time the Subscriber's subscription is accepted, the Subscriber will immediately furnish the revised or corrected information to the Company.


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


      (l) The Subscriber understands that the Company will have the right to rescind this subscription if any of the representations, warranties, covenants or agreements contained herein are found to be misleading, false or incorrect.

      (m) The Subscriber has not paid and will not pay a commission, finder's fee or other selling cost or fee to any person in connection with this subscription and the Company is not liable for any such fee as the result of any action taken by the Subscriber.

      (n) The Subscriber is not an employee benefit plan subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      (o) The Subscriber has truthfully and completely answered the Investor Questionnaire provided to the Subscriber with this Agreement and the Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act to the extent that the Subscriber has indicated that the Subscriber is an "accredited investor" in the Investor Questionnaire.

4. INDEMNIFICATION. The Subscriber acknowledges that the Subscriber understands the meaning and legal consequences of the representations and warranties in
Section 3 hereof, and hereby agrees to indemnify and hold harmless the Company and its affiliates from and against any and all loss, damage or liability due to, or arising out of, a breach of any such representations or warranties.

5. MARKET STANDOFF PROVISION. The Subscriber hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Subscriber shall not sell or otherwise transfer any Securities or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to Securities subject to the foregoing restrictions until the end of such Market Standoff Period.

6. ADDITIONAL ACTION. The Subscriber shall, upon the request of the Company, from time to time, execute and deliver promptly to the Company all instruments and documents of further assurances or otherwise and will do any and all such acts and things as may be reasonably required to carry out the obligations of the Subscriber hereunder and to consummate the transactions contemplated hereby.

7. LIMITATION ON TRANSFER. The Subscriber acknowledges that the Subscriber is aware that there are substantial restrictions on the transferability of the Common Stock. Since the Common Stock will not be registered under the Securities Act, such securities may not be sold unless such sale is exempt from such registration under said Securities Act. The Subscriber further acknowledges that the Subscriber shall be responsible for compliance with all conditions on transfer imposed by any Blue Sky or Securities Law Administrator. In addition, the Subscriber acknowledges that any certificates representing the Common Stock subscribed for hereby will bear a legend restricting transfer thereof as follows:


"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION TO SUCH REGISTRATION IS AVAILABLE FOR SUCH OFFER, VALUE PLEDGE, ASSIGNMENT OR TRANSFER."


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


8.  TRANSFERABILITY.   This  Subscription   Agreement  is  not  transferable  or
assignable by the Subscriber.

9. JOINT AND SEVERAL LIABILITY. If the Subscriber is more than one person, the obligations of the Subscriber shall be joint and several and the representations and warranties herein contained shall be deemed to be made by, and binding upon, each such person and his/her heirs, executors, administrators, successors and permitted assigns.

10. MISCELLANEOUS.

      (a) This Subscription Agreement may not be modified, waived or terminated except by an instrument in writing, signed by a party against whom enforcement of such modification, waiver or termination is sought.

      (b) Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

      (c) This Subscription Agreement shall be construed in accordance with, and governed in all respects by the laws of the State of New York applicable to contracts made and to be performed wholly within the State of New York.

      (d) All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail, return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication if confirmed by mail to the Company at its current address and to the Subscriber at its address as it appears on the books and records of the Company. Notices shall be deemed to have been received on the date of personal delivery or facsimile, or if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing. A copy of any notice shall also be delivered to the Company's counsel, Thelen Reid & Priest LLP, 701 Pennsylvania Avenue, N.W., Washington, DC 20004, Attention: Louis A. Bevilacqua, Esq., Facsimile: (202) 654-1804.

      (e) This Subscription Agreement may be executed in one or more counterparts and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

      (f) All the agreements, representations and warranties made by the Subscriber in this Subscription Agreement shall survive the acceptance of the Subscriber's subscription by the Company. Unless the Subscriber notifies the Company in writing to the contrary before the closing of the Offering, all the representations and warranties of the Subscriber contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the closing of the Offering.

      (g) This Subscription Agreement, together with the other Subscription Documents, constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, and supersedes all prior contracts or agreements, whether oral or written.


                            [Signature Page Follows]


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


      IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date first above written:

                 FOR INDIVIDUALS:


                 ---------------------------------
                 Print Name Above

                 ---------------------------------
                 Sign Name Above


                 FOR ENTITIES:



                 Print Name of Entity Above


                 By: _______________________________
                     Name:
                     Title:


                 ADDRESS OF SUBSCRIBER: _______________________________________

                                        _______________________________________

                                        _______________________________________


ACCEPTED THIS _______ DAY OF _________________, 200_


MANUFACTURERS MARKETING GROUP, INC.


By: ________________________
    Name:
    Title:


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